UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Emerging Market Allocation Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT

BlackRock Emerging Market Allocation Portfolio   |   of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2014

Investment Objective

BlackRock Emerging Market Allocation Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?
•	For the 12-month period ended October 31, 2014, the Fund’s Institutional and Investor A Shares outperformed its custom blended benchmark (60% MSCI Emerging Markets Index (“MSCI EM” or the “equity benchmark”)/40% JPMorgan Emerging Markets Bond Index Plus (“EMBI+” or the “fixed income benchmark”), while the Investor C Shares underperformed.

What factors influenced performance?
•	As part of its investment strategy, the Fund uses derivatives, including total return swaps, to achieve exposure to a market or to manage market and/or equity risks. Through the use of total return swaps, the Fund’s performance is attributable to effective stock selection based on bottom-up security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in emerging markets.
•	Within equities, the largest contributor to performance relative to the benchmark was the Fund’s investment in frontier stocks during the first half of the period. (Frontier stocks are companies domiciled in countries that are typically less developed than emerging markets.) The Fund’s holdings of developed market stocks with significant exposure to emerging markets also contributed to performance. During the third quarter of 2014, stock selection, primarily in Asia, was a positive contributor. The Fund’s strategic underweight to lower rated fixed income issuers such as Venezuela and Ukraine also aided performance.
•	The largest detractor from performance was stock selection within the long-short equity segment of the Fund. Long-short stock selection was biased towards momentum-driven stocks (those with upward-trending prices), which broadly declined during March, April and parts of May 2014. In addition, the Fund’s strategic bias toward higher quality fixed income hindered results as these issues underperformed the high yield sector in the second quarter of 2014.

Describe recent portfolio activity.
•	Early in the period, the Fund was defensively positioned with an underweight in equities and an overweight in fixed income versus the custom blended benchmark. Following the stock market sell-off early in the first quarter 2014, the Fund added to its equity allocation to bring its risk profile closer to that of the custom blended benchmark. In April, the Fund rebalanced its equity exposure to reduce sensitivity to the market’s rotation away from stocks with higher valuations. Within fixed income, the Fund remained strategically biased toward high quality issuers and significantly underweight in the lowest rated benchmark constituents. This positioning reflected the continued uncertainty surrounding the political unrest in Russia and Ukraine, the Argentine debt default and the potential impact that falling oil prices could have on Venezuela.
•	The Fund’s cash exposure resulted from maintaining long and short positions via the use of derivatives. The Fund was fully invested throughout the period, and the cash exposure did not have a material impact on performance.

Describe portfolio positioning at period end.
•	At period end, the Fund was slightly overweight in both fixed income and equities, given the use of a small amount of leverage to compensate for the lower risk profile of the Fund versus the custom blended benchmark. Within equities, the Fund continued to hold positions in frontier stocks, as well as a small allocation to developed market stocks with emerging market exposure. The Fund’s fixed income allocation maintained a duration profile (sensitivity to interest rate movements) that was roughly in line with that of the fixed income benchmark. The Fund remained biased toward higher rated credits and underweight in the lowest rated issuers represented in the benchmark index.

4	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other o perating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.
[3]	A customized weighted index comprised of the returns of the (60%) MSCI Emerging Markets Index and (40%) JPMorgan Emerging Markets Bond Index Plus. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2014

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.49%	4.18%	N/A	(0.49)%	N/A
Investor A	6.40	3.90	(1.56)%	(0.75)	(4.35)%
Investor C	5.99	3.14	2.14	(1.45)	(1.45)
60% MSCI Emerging Markets Index/40% JPMorgan Emerging Markets Bond Index Plus	3.81	3.30	N/A	0.81	N/A
MSCI Emerging Markets Index	3.74	0.64	N/A	0.64	N/A
JPMorgan Emerging Markets Bond Index Plus	3.81	7.19	N/A	0.87	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on May 16, 2013.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,064.90	$7.29	$1,000.00	$1,018.15	$7.12	1.40%
Investor A	$1,000.00	$1,064.00	$8.58	$1,000.00	$1,016.89	$8.39	1.65%
Investor C	$1,000.00	$1,059.90	$12.46	$1,000.00	$1,013.11	$12.18	2.40%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	5

Fund Summary (concluded)

Portfolio Information

Percent of
Portfolio Composition	Long-Term Investments

Foreign Government Obligations	60%
Foreign Agency Obligations	29
Investment Companies	11
	Percent of Total investments[1]
Geographic Allocation	Long	Short	Total
China	9%	6%	15%
Taiwan	9	4	13
South Korea	8	3	11
Brazil	6	2	8
Hong Kong	6	2	8
South Africa	4	2	6
Turkey	4	1	5
United States	4	—	4
Mexico	3	1	4
Thailand	2	1	3
Russia	3	—	3
Indonesia	2	—	2
Poland	2	—	2
Malaysia	2	—	2
Philippines	2	—	2
Colombia	2	—	2
Other[2]	9	1	10

Total	77%	23%	100%

[1]	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
[2]	Other includes a 1% or less investment in each of the following countries: Argentina, Australia, Austria, Azerbaijan, Belgium, Canada, Cayman Islands, Chile, Costa Rica, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hungary, India, Ireland, Israel, Italy, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Morocco, Netherlands, Niger, Norway, Panama, Peru, Romania, Saudi Arabia, Singapore, Slovakia, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago, United Arab Emirates, United Kingdom and Uruguay.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	7

Consolidated Schedule of Investments October 31, 2014	(Percentages shown are based on Net Assets)
Foreign Agency Obligations	Par (000)	Value
Azerbaijan — 0.4%
State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	$200	$198,620
Brazil — 0.3%
Caixa Economica Federal, 4.50%, 10/03/18	150	153,585
Cayman Islands — 0.4%
Amber Circle Funding, Ltd., 3.25%, 12/04/22	200	194,178
Chile — 1.6%
Corp. Nacional del Cobre de Chile:
7.50%, 1/15/19	100	120,547
3.00%, 7/17/22	400	386,199
4.50%, 8/13/23	200	211,548
4.25%, 7/17/42	200	182,646
		900,940
China — 0.3%
State Grid Overseas Investment 2013, Ltd., 3.13%, 5/22/23	200	193,821
Costa Rica — 0.7%
Banco de Costa Rica, 5.25%, 8/12/18	200	205,680
Banco Nacional de Costa Rica, 6.25%, 11/01/23	200	202,529
		408,209
Hong Kong — 0.8%
Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20	200	213,217
Sinopec Group Overseas Development 2012, Ltd., 3.90%, 5/17/22	200	204,458
		417,675
India — 0.4%
Export-Import Bank of India, 4.00%, 1/14/23	200	199,794
Indonesia — 1.1%
Pertamina Persero PT:
5.25%, 5/23/21	200	210,000
4.30%, 5/20/23	200	194,500
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	200	212,500
		617,000
Ireland — 0.5%
Russian Railways via RZD Capital PLC, 5.74%, 4/03/17	100	102,750
Vnesheconombank Via VEB Finance PLC, 6.03%, 7/05/22	200	193,750
		296,500
Kazakhstan — 1.9%
KazMunayGas National Co. JSC:
9.13%, 7/02/18	400	473,000
4.40%, 4/30/23	400	392,800
5.75%, 4/30/43	200	194,500
		1,060,300
Foreign Agency Obligations	Par (000)	Value
Luxembourg — 0.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.30%, 12/27/17	$200	$194,500
Malaysia — 1.6%
Penerbangan Malaysia BHD, 5.63%, 3/15/16	100	105,997
Petronas Capital, Ltd., 5.25%, 8/12/19	700	786,270
		892,267
Mexico — 1.8%
America Movil SAB de CV, 6.38%, 3/01/35	200	247,425
Petroleos Mexicanos:
5.75%, 3/01/18	150	165,795
5.50%, 1/21/21	100	110,555
3.50%, 1/30/23	320	309,728
6.50%, 6/02/41	130	152,100
		985,603
Netherlands — 0.4%
Kazakhstan Temir Zholy Finance BV, 6.38%, 10/06/20	200	218,500
Peru — 0.4%
Corp. Financiera de Desarrollo SA, 4.75%, 2/08/22	200	208,930
Philippines — 0.4%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24	150	195,000
South Africa — 0.7%
Eskom Holdings SOC, Ltd., 5.75%, 1/26/21	200	206,540
Transnet SOC, Ltd., 4.00%, 7/26/22	200	192,540
		399,080
Trinidad And Tobago — 0.5%
Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%, 8/14/19	200	250,000
United Kingdom — 0.4%
Sinopec Group Overseas Development 2013, Ltd., 4.38%, 10/17/23	200	208,904
United States — 0.4%
The Goldman Sachs Group, Inc., 6.13%, 2/15/33	200	243,558
Total Foreign Agency Obligations — 15.4%		8,436,964

Foreign Government Obligations
Banco Nacional de Desenvolvimento Economico e Social:
3.38%, 9/26/16	200	204,250
5.50%, 7/12/20	100	107,000
Brazilian Government International Bond:
4.88%, 1/22/21	900	969,750
7.13%, 1/20/37	300	378,750

Portfolio Abbreviations

ADR ETF GDR JSC	American Depository Receipts Exchange-Traded Fund Global Depository Receipts Joint Stock Company	LIBOR MSCI PLN REIT	London InterBank Offered Rate Morgan Stanley Capital International Polish Zloty Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

8	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Foreign Government Obligations	Par (000)		Value
Chile Government International Bond, 2.25%, 10/30/22		$250	$238,750
Colombia Government International Bond:
4.38%, 7/12/21		1,000	1,066,500
4.00%, 2/26/24		200	205,200
6.13%, 1/18/41		250	300,000
Costa Rica Government International Bond, 4.38%, 4/30/25		200	186,000
Indonesia Government International Bond:
3.75%, 4/25/22		600	597,000
8.50%, 10/12/35		100	139,500
7.75%, 1/17/38		200	263,250
Lithuania Government International Bond:
7.38%, 2/11/20		500	605,000
6.63%, 2/01/22		200	241,000
Mexico Government International Bond:
3.63%, 3/15/22		400	410,000
6.75%, 9/27/34		100	129,150
4.75%, 3/08/44		330	335,115
Morocco Government International Bond, 5.50%, 12/11/42		200	203,500
Panama Government International Bond:
7.13%, 1/29/26		500	641,250
6.70%, 1/26/36		100	125,750
Peruvian Government International Bond:
7.13%, 3/30/19		200	240,500
8.75%, 11/21/33		100	153,750
6.55%, 3/14/37		430	549,325
Philippine Government International Bond:
9.38%, 1/18/17		200	234,500
8.38%, 6/17/19		150	189,000
5.50%, 3/30/26		400	467,000
7.75%, 1/14/31		100	142,000
6.38%, 10/23/34		400	525,000
Poland Government Bond, 4.00%, 10/25/23	PLN	700	233,292
Poland Government International Bond:
5.00%, 10/19/15		$200	208,260
6.38%, 7/15/19		200	237,290
5.13%, 4/21/21		700	790,125
5.00%, 3/23/22		200	224,750
Republic of Latvia, 2.75%, 1/12/20		350	346,062
Romanian Government International Bond:
4.38%, 8/22/23		300	312,375
4.88%, 1/22/24		400	431,000
Russian Foreign Bond — Eurobond:
5.00%, 4/29/20		900	927,108
Foreign Government Obligations	Par (000)	Value
Russian Foreign Bond — Eurobond (concluded):
4.88%, 9/16/23	$200	$200,290
12.75%, 6/24/28	100	164,770
7.50%, 3/31/30	393	445,855
Slovakia Government International Bond, 4.38%, 5/21/22	200	217,750
South Africa Government International Bond:
6.88%, 5/27/19	200	229,750
5.88%, 5/30/22	500	565,000
5.88%, 9/16/25	200	226,000
Turkey Government International Bond:
6.75%, 4/03/18	700	782,250
7.50%, 11/07/19	100	117,845
5.75%, 3/22/24	200	220,860
7.38%, 2/05/25	100	123,595
6.75%, 5/30/40	100	120,543
4.88%, 4/16/43	400	386,952
Uruguay Government International Bond:
8.00%, 11/18/22	100	131,250
7.63%, 3/21/36	300	408,750
Total Foreign Government Obligations — 32.8%		17,899,512

Investment Companies	Shares
United States — 5.9%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (a)	309,065	2,763,042
iShares MSCI Frontier 100 ETF (a)	13,244	481,022
Total Investment Companies — 5.9%		3,244,064
Total Long-Term Investments (Cost — $29,835,656) — 54.1%		29,580,540

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (a)(b)	24,500,331	24,500,331
Total Short-Term Securities (Cost — $24,500,331) — 44.8%		24,500,331
Total Investments (Cost — $54,335,987) — 98.9%		54,080,871
Other Assets Less Liabilities — 1.1%		578,109
Net Assets — 100.0%		$54,658,980

Notes to Consolidated Schedule of Investments

(a)
Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Shares Purchased		Shares Sold	Shares Held at October 31, 2014	Value at October 31, 2014	Income	Realized Gain
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	—	309,065		—	309,065	$2,763,042	$18,258	—
BlackRock Liquidity Funds, TempFund, Institutional Class	20,416,832	4,083,499	[1]	—	24,500,331	$24,500,331	$8,363	—
iShares MSCI Frontier 100 ETF	99,142	—		(85,898)	13,244	$481,022	$15,472	$516,054
[1]	Represents net shares purchased.
(b)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	9

Consolidated Schedule of Investments (continued)
•	Total return swaps outstanding as of October 31, 2014 were as follows:[1]

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Long/Short:	Goldman Sachs & Co.	11/17/14 - 7/27/23	$ 466,582	$ 55,073	[2]	$ 492,198
	Goldman Sachs & Co.	12/03/14 - 5/18/16	$15,502,133	1,255,366	[3]	16,474,542
	UBS AG	7/07/15	$13,898,459	327,731	[4]	14,251,615
Total				$1,638,170		$31,218,355
[1]	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1100 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The benchmark used in determining the variable rate of interest is the IntercontinentalExchange LIBOR: USD 1 Month; USD Spot Next.
[2]	Amount includes $29,457 of net dividends and financing fees.
[3]	Amount includes $282,957 of net dividends and financing fees.
[4]	Amount includes $(25,425) of net dividends and financing fees.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

131	SGX S&P Nifty Index	Singapore Exchange Derivatives Clearing Limited	November 2014	$2,190,451	$75,371

See Notes to Consolidated Financial Statements.

10	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2014, expiration dates 11/17/14 - 7/27/23:

	Shares	Value
Reference Entity — Long
Australia
BHP Billiton Ltd.	138	$4,129
Ramsay Health Care Ltd.	52	2,404
Rio Tinto Ltd.	36	1,922
Woodside Petroleum Ltd.	44	1,563
		10,018
Austria
Andritz AG	9	435
BUWOG AG	9	166
IMMOFINANZ AG	181	548
Raiffeisen Bank International AG	16	343
Vienna Insurance Group AG	17	818
		2,310
Belgium
Anheuser-Busch InBev NV	57	6,321
KBC Groep NV	14	752
		7,073
Canada
BlackBerry Ltd.	186	1,954
Brookfield Renewable Energy Partners LP	38	1,203
Eldorado Gold Corp.	249	1,361
First Quantum Minerals Ltd.	54	814
Kinross Gold Corp.	387	828
Methanex Corp.	8	475
New Gold, Inc.	163	592
Yamana Gold, Inc.	113	450
		7,677
Denmark
Chr Hansen Holding A/S	15	604
Novo Nordisk A/S, Class B	19	859
Rockwool International A/S, -B Shares	3	437
		1,900
Finland
Kone OYJ, Class B	21	905
Nokia OYJ	81	677
Valmet Corp.	52	550
		2,132
France
Airbus Group NV	29	1,731
Casino Guichard-Perrachon SA	11	1,128
Christian Dior SA	4	708
Danone SA	25	1,708
Edenred	32	887
Imerys SA	19	1,364
Lafarge SA	12	833
Pernod Ricard SA	12	1,367
Renault SA	11	818
SEB SA	10	818
Societe BIC SA	10	1,248
Valeo SA	10	1,121
		13,731
	Shares	Value
Reference Entity — Long
Germany
Adidas AG	7	$510
Bayer AG, Registered Shares	5	715
Bayerische Motoren Werke AG	25	2,681
Daimler AG, Registered Shares	40	3,119
Fuchs Petrolub SE, Preference Shares	20	779
GEA Group AG	24	1,107
Henkel AG & Co. KGaA, Preference Shares	20	1,979
MAN SE	6	684
Merck KGaA	22	1,992
Puma SE	3	630
Symrise AG	21	1,184
Volkswagen AG, Preference Shares	15	3,208
Wacker Chemie AG	5	606
		19,194
Hong Kong
AIA Group Ltd.	800	4,464
Bank of East Asia Ltd.	400	1,670
BOC Hong Kong Holdings Ltd.	500	1,664
Cathay Pacific Airways Ltd.	1,000	1,876
Champion REIT	1,000	441
CLP Holdings Ltd.	500	4,306
Galaxy Entertainment Group Ltd.	1,000	6,838
Hang Seng Bank Ltd.	200	3,389
Henderson Land Development Co. Ltd.	1,210	8,175
Hong Kong & China Gas Co. Ltd.	1,540	3,596
Kerry Logistics Network, Ltd.	250	407
MTR Corp.	1,000	4,077
Sands China Ltd.	400	2,495
Wharf Holdings Ltd.	1,000	7,396
Wynn Macau Ltd.	400	1,446
		52,240
Ireland
Accenture PLC, Class A	47	3,813
Israel
Bank Leumi Le-Israel BM	545	1,947
Israel Chemicals Ltd.	121	816
The Israel Corp. Ltd.	2	976
		3,739
Italy
Pirelli & C SpA	121	1,622
Prysmian SpA	72	1,248
Saipem SpA	30	470
Tenaris SA	93	1,839
		5,179
Japan
Advantest Corp.	100	1,166
Nexon Co. Ltd.	200	1,762
Nitto Denko Corp.	100	5,408
Sharp Corp.	1,000	2,519
Sumco Corp.	100	1,345
Tokyo Electron Ltd.	100	6,412
Tokyo Seimitsu Co. Ltd.	100	1,627
Toyota Motor Corp.	100	6,018
Yamaha Motor Co. Ltd.	100	1,892
		28,149

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	11

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
Netherlands
Akzo Nobel NV	21	$1,400
Koninklijke Boskalis Westminster NV	39	2,081
Unilever NV CVA	160	6,201
		9,682
Niger
Chicago Bridge & Iron Co. NV	5	273
Norway
Telenor ASA	53	1,192
Singapore
Flextronics International Ltd.	213	2,283
Spain
Banco Bilbao Vizcaya Argentaria SA	141	1,579
Banco Santander SA	374	3,304
Banco Santander SA, Preferred Shares	374	71
Indra Sistemas SA	38	420
Obrascon Huarte Lain SA	12	351
Tecnicas Reunidas SA	10	493
Telefonica SA	86	1,294
		7,512
Sweden
Alfa Laval AB	28	577
Atlas Copco AB, Class A	50	1,448
Investment AB Kinnevik, Class B	27	857
Telefonaktiebolaget LM Ericsson, Class B	58	686
Volvo AB, Class B	63	727
		4,295
Switzerland
ABB Ltd., Registered Shares	89	1,953
Cie Financiere Richemont SA, Registered Shares	23	1,939
Clariant AG	37	645
DKSH Holding AG	11	813
Dufry AG	6	865
Glencore PLC	298	1,529
Holcim Ltd., Registered Shares	12	852
Nestle SA, Registered Shares	113	8,287
OC Oerlikon Corp. AG, Registered Shares	108	1,366
Schindler Holding AG, Participation Certificates	17	2,378
SGS SA, Registered Shares	1	2,198
Sika AG — Bearer Shares	1	3,575
The Swatch Group AG, Bearer Shares	2	949
		27,349
United Kingdom
3i Group PLC	143	909
BG Group PLC	103	1,717
British American Tobacco PLC	84	4,761
Burberry Group PLC	21	516
Diageo PLC	64	1,887
Eurasian Natural Resources Corp. PLC	448	1,559
Fiat Chrysler Automobiles NV	84	940
G4S PLC	140	573
HSBC Holdings PLC	756	7,708
Intertek Group PLC	26	1,133
Investec PLC	60	550
Mondi PLC	47	794
Noble Corp. PLC	45	941
Old Mutual PLC	503	1,562
	Shares	Value
Reference Entity — Long
United Kingdom (concluded)
Rexam PLC	135	$1,029
Rotork PLC	11	451
Royal Dutch Shell PLC, Class B	227	8,387
SABMiller PLC	69	3,903
Standard Chartered PLC	92	1,385
Vodafone Group PLC	1,091	3,628
		44,333
United States
3M Co.	13	1,999
Adobe Systems, Inc.	9	631
Advanced Micro Devices, Inc.	151	423
The AES Corp.	83	1,168
Air Lease Corp.	35	1,281
Alexion Pharmaceuticals, Inc.	6	1,148
Allergan, Inc.	8	1,520
Amazon.com, Inc.	10	3,055
American International Group, Inc.	22	1,179
Amgen, Inc.	29	4,703
Apple, Inc.	133	14,364
Applied Materials, Inc.	83	1,833
Atmel Corp.	142	1,054
Avon Products, Inc.	76	790
The Boeing Co.	17	2,123
Bristol-Myers Squibb Co.	47	2,735
Bunge Ltd.	21	1,862
Caterpillar, Inc.	31	3,144
Chevron Corp.	41	4,918
Citigroup, Inc.	141	7,548
The Coca-Cola Co.	60	2,513
Colgate-Palmolive Co.	19	1,271
Corning, Inc.	114	2,329
Costco Wholesale Corp.	6	800
Cypress Semiconductor Corp.	84	832
Dresser-Rand Group, Inc.	12	980
Dril-Quip, Inc.	9	810
eBay, Inc.	15	787
Entropic Communications, Inc.	250	625
Expeditors International of Washington, Inc.	56	2,389
Exxon Mobil Corp.	104	10,058
Facebook, Inc., Class A	56	4,199
FedEx Corp.	4	670
Fluor Corp.	12	796
FMC Corp.	18	1,032
General Electric Co.	135	3,484
Google, Inc., Class A	16	9,086
Hewlett-Packard Co.	19	682
The Home Depot, Inc.	74	7,216
Honeywell International, Inc.	13	1,250
Intel Corp.	182	6,190
International Business Machines Corp.	24	3,946
Jabil Circuit, Inc.	41	859
Johnson & Johnson	89	9,592
Kansas City Southern	7	860
KBR, Inc.	32	611
Kimberly-Clark Corp.	14	1,600
Kosmos Energy Ltd.	128	1,194
Las Vegas Sands Corp.	16	996
Lear Corp.	16	1,480
Marvell Technology Group Ltd.	49	659
Mastercard, Inc., Class A	27	2,261
Merck & Co., Inc.	93	5,388

See Notes to Consolidated Financial Statements.

12	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
United States (concluded)
MGM Resorts International	80	$1,860
Micron Technology, Inc.	37	1,224
Microsoft Corp.	190	8,920
Monsanto Co.	5	575
The Mosaic Co.	26	1,152
Newfield Exploration Co.	26	848
NIKE, Inc., Class B	19	1,766
NVIDIA Corp.	42	821
Occidental Petroleum Corp.	12	1,067
ON Semiconductor Corp.	151	1,252
Oracle Corp.	93	3,632
Pall Corp.	32	2,925
Paragon Offshore PLC	14	68
PepsiCo, Inc.	33	3,174
Pfizer, Inc.	396	11,860
Philip Morris International, Inc.	28	2,492
The Procter & Gamble Co.	73	6,371
QUALCOMM, Inc.	60	4,711
Raytheon Co.	5	519
Samsonite International SA	600	1,994
SanDisk Corp.	7	659
Schlumberger Ltd.	63	6,216
Teradyne, Inc.	34	626
Texas Instruments, Inc.	29	1,440
Thermo Fisher Scientific, Inc.	18	2,116
United Technologies Corp.	19	2,033
Verizon Communications, Inc.	121	6,086
Visa, Inc., Class A	16	3,863
Visteon Corp.	11	1,033
VMware, Inc., Class A	6	501
Wal-Mart Stores, Inc.	88	6,712
Western Digital Corp.	11	1,082
Wynn Resorts Ltd.	8	1,520
Yum! Brands, Inc.	29	2,083
		238,124
Net Value of Reference Entity — Goldman Sachs & Co.		$492,198

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2014, expiration dates 12/03/14 - 5/18/16:

	Shares	Value
Reference Entity — Long
Brazil
AMBEV SA	36,900	$244,223
Banco do Brasil SA	900	10,072
BM&FBovespa SA	52,000	228,742
Bradespar SA, Preference Shares	14,000	94,580
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	3,100	129,985
Cia de Transmissao de Energia Eletrica Paulista	200	3,105
Cia Energetica de Minas Gerais, ADR	5,441	31,449
Cia Energetica de Minas Gerais, Preference Shares	12,700	72,933
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	10,300	101,549
Cyrela Brazil Realty SA	10,200	50,714
EDP — Energias do Brasil SA	19,900	77,660
Even Construtora e Incorporadora SA	17,600	38,071
Itau Unibanco Holding SA, Preference Shares	7,040	104,411
Itau Unibanco Holding SA, Preference Shares — ADR	15,948	235,392
Itausa — Investimentos Itau SA, Preference Shares	8,651	34,529
Marfrig Global Foods SA	10,000	24,416
Metalurgica Gerdau SA, Preference Shares	11,000	59,486
MRV Engenharia e Participacoes SA	21,900	72,473
Multiplus SA	15,400	215,969
Qualicorp SA	12,000	122,039
Telefonica Brasil SA — ADR	5,911	120,821
Vale SA, Preference Shares — ADR	54,402	476,561
Vale SA, Preference Shares	19,200	166,980
		2,716,160
Chile
Banco Santander Chile — ADR	5,769	122,245
China
Agricultural Bank of China Ltd., Class H	56,000	26,023
Anhui Expressway Co., Ltd., Class H	38,000	23,132
Anta Sports Products Ltd.	115,000	225,720
Bank of China Ltd., Class H	202,000	96,688
Bank of Communications Co. Ltd., Class H	7,000	5,249
Beijing Capital International Airport Co. Ltd., Class H	282,000	206,974
China Cinda Asset Management Co., Ltd.	128,000	60,581
China Communications Construction Co. Ltd., Class H	376,000	288,649
China Construction Bank Corp., Class H	446,000	332,760
China Everbright Bank Co., Ltd., Class H	155,000	75,997
China Galaxy Securities Co., Ltd., Class H	69,000	55,012
China Life Insurance Co. Ltd., Class H	70,000	208,878
China Medical System Holdings, Ltd.	68,000	125,371
China Minsheng Banking Corp. Ltd., Class H	100	100
China Oilfield Services Ltd., Class H	208,000	434,729
China Railway Construction Corp. Ltd., Class H	240,500	252,668
China Railway Group Ltd., Class H	38,000	23,442
China Shenhua Energy Co. Ltd., Class H	34,500	97,240
China Vanke Co., Ltd., Class H, Class H	19,300	35,956
Country Garden Holdings Co. Ltd.	17,000	6,679
Datang International Power Generation Co. Ltd., Class H	210,000	109,976
Fosun International Ltd.	32,500	38,550

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	13

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
China (concluded)
Great Wall Motor Co. Ltd., Class H	10,500	$46,144
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H, Class H	4,000	13,671
Guangzhou R&F Properties Co. Ltd., Class H	45,200	49,300
Huaneng Power International, Inc., Class H	18,000	22,130
Industrial & Commercial Bank of China Ltd., Class H	387,000	256,953
Jiangsu Expressway Co. Ltd., Class H	20,000	22,341
Ping An Insurance Group Co. of China Ltd., Class H	13,500	110,359
Shanghai Industrial Holdings, Ltd.	38,000	117,166
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	47,600	119,121
Sino-Ocean Land Holdings Ltd.	278,500	159,238
Sinopharm Group Co. Ltd., Class H	4,800	18,752
Tencent Holdings, Ltd.	13,400	215,368
Zhejiang Expressway Co. Ltd., Class H	310,000	312,592
		4,193,509
Czech Republic
Komercni Banka AS	92	19,710
Hong Kong
China Merchants Holdings International Co., Ltd.	2,000	6,322
China Power International Development, Ltd.	561,000	253,416
China Resources Cement Holdings Ltd.	262,000	178,160
China Resources Land Ltd.	148,000	352,022
China Travel International Inv HK	1,060,000	325,594
COSCO Pacific Ltd.	4,000	5,264
CSPC Pharmaceutical Group Ltd.	38,000	35,008
Franshion Properties China Ltd.	268,000	63,265
GOME Electrical Appliances Holding Ltd.	1,956,000	308,159
Hopewell Highway Infrastructure, Ltd.	45,500	21,946
Kingboard Chemical Holdings Ltd.	96,500	190,120
KWG Property Holding Ltd.	46,500	32,289
Shenzhen Investment Ltd.	586,000	169,262
Shimao Property Holdings Ltd.	86,500	186,168
Sino Biopharmaceutical Ltd.	36,000	36,244
Yuexiu Property Co., Ltd.	98,000	18,074
		2,181,313
Hungary
MOL Hungarian Oil & Gas PLC	2,799	133,186
OTP Bank PLC	4,749	78,651
		211,837
Indonesia
Adhi Karya Persero Tbk PT	17,300	3,943
Matahari Putra Prima Tbk PT	363,100	94,541
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	84,100	13,539
Semen Indonesia Persero Tbk PT	29,200	38,356
Telekomunikasi Indonesia Persero Tbk PT, ADR	6,999	317,405
		467,784
Malaysia
British American Tobacco Malaysia Bhd	20,600	435,562
Hong Leong Bank Bhd	7,800	34,669
Hong Leong Financial Group Bhd	800	4,402
Lafarge Malayan Cement Bhd	5,900	18,798
Telekom Malaysia Bhd	70,900	155,197
		648,628
	Shares	Value
Reference Entity — Long
Mexico
America Movil SAB de CV, Series L	29,600	$36,115
Controladora Comercial Mexicana SAB de CV	16,600	65,038
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,759	256,176
Grupo Aeroportuario del Pacifico SAB de CV, Class B	32,500	221,119
Grupo Bimbo SAB de CV, Series A	153,600	449,294
Promotora y Operadora de Infraestructura SAB de CV	28,400	390,140
Wal-Mart de Mexico SAB de CV, Series V	39,500	91,312
		1,509,194
Philippines
Globe Telecom, Inc.	3,220	120,902
Metropolitan Bank & Trust Co.	4	7
Philippine Long Distance Telephone Co.	45	3,147
Universal Robina Corp.	35,460	146,883
		270,939
Poland
Bank Handlowy w Warszawie SA	113	3,821
Enea SA	5,944	28,261
KGHM Polska Miedz SA	3,463	133,562
PGE SA	33,922	222,564
Tauron Polska Energia SA	98,055	153,145
		541,353
Russia
Lukoil OAO	11,361	557,485
Lukoil OAO — ADR	1,788	87,647
MMC Norilsk Nickel	7	1,302
MMC Norilsk Nickel OJSC — ADR	1,918	35,788
Mobile Telesystems — ADR	1,084	15,501
Moscow Exchange MICEX-RTS OAO	65	88
Severstal OAO	1,430	15,178
Sistema JSFC	33,600	12,450
Tatneft OAO	21,882	130,092
		855,531
South Africa
Barloworld Ltd.	1,080	9,383
Bidvest Group Ltd.	9,332	256,832
Clicks Group, Ltd.	2,467	16,797
FirstRand Ltd.	76,237	326,548
Investec Ltd.	1,206	11,004
Kumba Iron Ore Ltd.	3,674	92,196
Liberty Holdings Ltd.	412	4,768
Life Healthcare Group Holdings Ltd.	6,347	24,002
Mediclinic International Ltd.	8,529	76,248
MMI Holdings Ltd.	5,200	13,292
Mr. Price Group Ltd.	8,709	180,314
MTN Group Ltd.	4,612	102,124
Naspers Ltd., Class N	3,204	399,632
Netcare Ltd.	33,439	101,166
Sanlam Ltd.	20,490	129,477
Sibanye Gold, Ltd.	3,987	7,512
Standard Bank Group Ltd.	7,797	98,186
Truworths International Ltd.	37,198	254,930
Vodacom Group Ltd.	11,277	136,917
		2,241,328

See Notes to Consolidated Financial Statements.

14	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
South Korea
AfreecaTV Co., Ltd.	530	$14,546
Amorepacific Corp.	24	51,534
Amorepacific Group	221	244,516
Cheil Worldwide, Inc.	670	10,433
Coway Co., Ltd.	1,236	94,488
Doosan Infracore Co., Ltd.	6,042	61,148
GS Home Shopping, Inc.	98	19,763
Hana Financial Group, Inc.	2,349	81,345
Hyosung Corp.	120	7,125
Hyundai Engineering & Construction Co., Ltd.	2,203	99,976
Hyundai Steel Co.	409	26,067
InBody Co., Ltd.	1,612	44,978
Industrial Bank of Korea	12,773	186,784
Kangwon Land, Inc.	10,679	349,207
Kia Motors Corp.	2,825	137,217
Korea Investment Holdings Co., Ltd.	411	20,783
Korea Line Corp.	3,041	84,899
Korea Zinc Co., Ltd.	182	68,540
KT Skylife Co., Ltd.	3,110	56,550
KT Submarine Co., Ltd.	4,257	27,666
KT&G Corp.	307	27,183
LG Corp.	7,371	438,575
LG Electronics, Inc.	697	42,567
LG Innotek Co., Ltd.	46	3,627
Lotte Confectionery Co., Ltd.	39	70,135
LOTTE Food Co., Ltd.	108	67,100
LS Corp.	1,998	111,875
Maeil Dairy Industry Co., Ltd.	1,525	48,286
Medy-Tox, Inc.	647	150,739
NAVER Corp.	181	128,080
Poongsan Corp.	710	17,567
POSCO	71	20,507
S-1 Corp.	1,197	83,353
Samsung Card Co., Ltd.	220	9,460
SK C&C Co., Ltd.	1,086	246,447
SK Networks Co., Ltd.	420	4,309
SK Telecom Co., Ltd., ADR	7,418	206,146
SKC Co., Ltd.	2,214	56,884
Sungwoo Hitech Co., Ltd.	13,238	190,826
Woori Finance Holdings Co., Ltd.	1,905	21,212
		3,632,443
Taiwan
Ardentec Corp.	7,000	5,508
Asia Cement Corp.	2,040	2,634
Chicony Electronics Co., Ltd.	54,000	155,506
Chimei Materials Technology Corp.	259,350	284,425
China Steel Chemical Corp.	16,000	87,149
Compal Electronics, Inc.	198,000	146,345
CTCI Corp.	40,000	65,395
Delta Electronics, Inc.	94,000	563,924
Elan Microelectronics Corp.	40,000	63,510
Far Eastern Department Stores Ltd.	85,445	77,260
Far Eastern New Century Corp.	179,805	189,073
First Financial Holding Co., Ltd.	181,465	111,724
Formosa Taffeta Co., Ltd.	51,000	51,566
Fubon Financial Holding Co., Ltd.	159,000	269,175
Hon Hai Precision Industry Co., Ltd.	60,040	190,026
	Shares	Value
Reference Entity — Long
Taiwan (concluded)
Inotera Memories, Inc.	26,000	$40,182
King Yuan Electronics Co., Ltd.	279,000	221,036
Largan Precision Co., Ltd.	3,000	210,748
Novatek Microelectronics Corp.	2,000	10,352
PChome Online, Inc.	9,055	91,873
President Chain Store Corp.	40,000	299,648
Realtek Semiconductor Corp.	36,070	119,562
Sigurd Microelectronics Corp.	212,000	202,913
Siliconware Precision Industries Co.	6,000	8,559
Siliconware Precision Industries Co. — ADR	6,683	47,650
Sitronix Technology Corp.	27,000	65,283
Taiwan Cement Corp.	131,000	200,396
Taiwan Cooperative Financial Holding Co., Ltd.	69,363	37,099
Taiwan Semiconductor Manufacturing Co. Ltd.	148,000	641,561
Unity Opto Technology Co., Ltd.	7,000	6,185
Win Semiconductors Corp.	84,000	75,787
Winbond Electronics Corp.	436,000	139,888
Wistron Corp.	382,000	401,335
Yuanta Financial Holding Co., Ltd.	768,925	387,327
		5,470,604
Thailand
BTS Group Holdings PCL	375,000	118,591
Glow Energy PCL, Foreign Registered Shares	2,600	7,983
Jasmine International PCL, Foreign Registered Shares	233,600	53,433
Land & Houses PCL, Foreign Registered Shares	1,800	558
PTT Exploration & Production PCL, Foreign Registered Shares	24,600	110,651
PTT Global Chemical PCL, Foreign Registered Shares	145,900	277,734
PTT PCL	30,200	341,222
Quality Houses PCL, Foreign Registered Shares	45,600	6,020
Samart Corp. PCL, Foreign Registered Shares	6,700	6,788
Thai Union Frozen Products PCL, Foreign Registered Shares	38,700	88,522
		1,011,502
Turkey
Coca-Cola Icecek AS	655	14,920
Enka Insaat ve Sanayi AS	60,287	145,883
Haci Omer Sabanci Holding AS	144,372	658,605
KOC Holding AS	16,253	82,855
Migros Ticaret AS	4,051	37,574
Pegasus Hava Tasimaciligi AS	398	5,117
Tofas Turk Otomobil Fabrikasi AS	7,620	47,810
Turk Hava Yollari	25,651	84,075
Turk Telekomunikasyon AS	17,667	50,749
Turkiye Is Bankasi, Class C	39,370	98,441
		1,226,029
United Kingdom
BHP Billiton PLC	4,779	123,133
British American Tobacco PLC	526	29,800
		152,933
United States
The AES Corp.	38,620	543,383
Total Reference Entity — Long		28,016,425

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	15

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Short
Brazil
Aliansce Shopping Centers SA	(5,000)	$(36,725)
Cia Siderurgica Nacional SA, ADR	(16,055)	(52,660)
Equatorial Energia SA	(68,900)	(702,931)
Gafisa SA	(2,000)	(2,179)
Marcopolo SA, Preference Shares	(80,900)	(138,430)
Smiles SA	(32,400)	(559,635)
Suzano Papel e Celulose SA, Preference ‘A’ Shares, Preference ‘A’ Shares	(9,500)	(40,103)
		(1,532,663)
China
Airtac International Group	(19,000)	(138,920)
Aluminum Corp. of China Ltd. — ADR	(335)	(3,725)
AviChina Industry & Technology Co., Ltd., Class H	(352,000)	(268,126)
Biostime International Holdings, Ltd.	(13,000)	(29,436)
China COSCO Holdings Co., Ltd., Class H	(397,000)	(178,275)
China Eastern Airlines Corp., Ltd., Class H, Class H	(428,000)	(162,956)
China Longyuan Power Group Corp., Class H	(13,000)	(13,863)
China Molybdenum Co., Ltd., Class H	(23,000)	(13,715)
China Shanshui Cement Group, Ltd.	(1,026,000)	(378,921)
China Shipping Container Lines Co., Ltd., Class H	(43,000)	(12,264)
China Southern Airlines Co., Ltd., Class H, Class H	(72,000)	(25,281)
China Tian Lun Gas Holdings, Ltd.	(126,000)	(144,926)
CSR Corp., Ltd., Class H, Class H	(8,000)	(8,139)
First Tractor Co., Ltd., Class H, Class H	(70,000)	(44,821)
Haitian International Holdings, Ltd.	(13,000)	(27,886)
Hengan International Group Co., Ltd.	(2,500)	(26,352)
Lenovo Group, Ltd.	(98,000)	(144,452)
Shui On Land Ltd.	(170,000)	(38,809)
SOHO China, Ltd.	(3,500)	(2,568)
Uni-President China Holdings, Ltd.	(122,000)	(112,795)
Want Want China Holdings, Ltd.	(35,000)	(47,795)
Weichai Power Co., Ltd., Class H	(61,000)	(234,159)
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	(28,600)	(13,758)
		(2,071,942)
Hong Kong
Brilliance China Automotive Holdings Ltd.	(36,000)	(62,254)
China Agri-Industries Holdings Ltd.	(244,000)	(93,219)
China Everbright International, Ltd.	(119,000)	(164,306)
China Mengniu Dairy Co., Ltd.	(21,000)	(92,761)
China Resources Enterprise, Ltd.	(100,086)	(238,054)
Far East Horizon, Ltd.	(94,000)	(87,425)
Kunlun Energy Co., Ltd.	(234,000)	(310,615)
Lee & Man Paper Manufacturing, Ltd.	(14,000)	(7,683)
Tech Pro Technology Development, Ltd.	(218,000)	(169,328)
Vinda International Holdings, Ltd.	(12,000)	(18,201)
		(1,243,846)
Indonesia
XL Axiata Tbk PT	(335,200)	(153,246)
Malaysia
Petronas Dagangan BHD	(2,500)	(15,505)
Mexico
Alsea SAB de C.V.	(6,000)	(18,740)
Empresas ICA SAB de C.V.	(2,400)	(4,272)
	Shares	Value
Reference Entity — Short
Mexico (concluded)
Fibra Uno Administracion SA de C.V.	(89,100)	$(309,654)
Infraestructura Energetica Nova SAB de C.V.	(4,400)	(26,930)
Mexico Real Estate Management SA de C.V.	(202,200)	(367,275)
Minera Frisco SAB de CV, Series A-1	(54,700)	(97,326)
OHL Mexico SAB de C.V.	(3,800)	(10,695)
		(834,892)
Poland
Grupa Azoty SA	(1,556)	(28,969)
Jastrzebska Spolka Weglowa SA	(16,359)	(140,583)
		(169,552)
Russia
Uralkali OJSC — GDR	(5,426)	(97,081)
South Africa
Aspen Pharmacare Holdings, Ltd.	(547)	(19,542)
Nampak Ltd.	(28,660)	(116,875)
Northam Platinum Ltd.	(9,944)	(30,728)
Remgro Ltd.	(35,926)	(824,933)
Sappi, Ltd.	(11,439)	(45,306)
		(1,037,384)
South Korea
Daewoo Engineering & Construction Co., Ltd.	(8,020)	(49,175)
Doosan Corp.	(3,628)	(376,882)
Hotel Shilla Co., Ltd.	(505)	(47,543)
Hyundai Heavy Industries Co., Ltd.	(675)	(62,716)
Hyundai Hysco Co., Ltd.	(1,787)	(116,018)
Hyundai Merchant Marine Co., Ltd.	(11,537)	(124,848)
Hyundai Mipo Dockyard	(3,315)	(235,584)
Samsung Electro-Mechanics Co., Ltd.	(7,395)	(337,257)
Samsung Fine Chemicals Co., Ltd.	(2,158)	(60,166)
Samsung SDI Co., Ltd.	(188)	(22,169)
Seegene, Inc.	(276)	(15,181)
		(1,447,539)
Taiwan
Chin-Poon Industrial Co., Ltd.	(106,000)	(170,183)
China Petrochemical Development Corp.	(1,322,000)	(418,381)
Epistar Corp.	(17,000)	(30,741)
Evergreen Marine Corp. Taiwan Ltd.	(950,000)	(561,517)
Formosa Petrochemical Corp.	(13,000)	(30,515)
Gigasolar Materials Corp.	(1,000)	(16,847)
Gigastorage Corp.	(186,000)	(163,931)
Hermes Microvision, Inc.	(2,000)	(94,049)
HTC Corp.	(28,000)	(123,980)
Motech Industries, Inc.	(52,000)	(64,291)
Parade Technologies, Ltd.	(3,000)	(28,485)
Ruentex Development Co., Ltd.	(148,000)	(220,929)
Ruentex Industries, Ltd.	(142,000)	(303,565)
ScinoPharm Taiwan, Ltd.	(39,249)	(79,502)
Tai Tung Communication Co., Ltd.	(21,000)	(30,288)
TPK Holding Co., Ltd.	(54,000)	(318,780)
U-Ming Marine Transport Corp.	(64,000)	(100,356)
		(2,756,340)
Thailand
CP ALL PCL	(67,400)	(94,157)
Turkey
Turkcell Iletisim Hizmetleri AS — ADR	(5,997)	(87,736)
Total Reference Entity — Short		(11,541,883)
Net Value of Reference Entity — Goldman Sachs & Co.		$16,474,542

See Notes to Consolidated Financial Statements.

16	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of October 31, 2014, expiration date 7/07/15:

	Shares	Value
Reference Entity — Long
Brazil
AES Tiete SA, Preference Shares	2,900	$21,897
AMBEV SA	2,300	15,223
Banco Bradesco SA, Preference Shares	9,700	146,093
Banco do Brasil SA	9,300	104,076
BM&FBovespa SA	18,500	81,379
Bradespar SA, Preference Shares	13,400	90,527
Cia de Transmissao de Energia Eletrica Paulista	3,900	60,549
Cia Energetica de Minas Gerais, Preference Shares	2,200	12,634
Cia Paranaense de Energia, Preference B Shares	6,700	93,582
Companhia de Saneamento de Minas Gerais — COPASA	600	6,833
Cyrela Brazil Realty SA	2,500	12,430
EDP — Energias do Brasil SA	28,200	110,051
Even Construtora e Incorporadora SA	1,000	2,163
Itau Unibanco Holding SA, Preference Shares	16,500	244,713
Itausa — Investimentos Itau SA, Preference Shares	18,356	73,264
JBS SA	51,600	230,106
Marfrig Global Foods SA	900	2,197
Metalurgica Gerdau SA, Preference Shares	7,500	40,559
MRV Engenharia e Participacoes SA	21,700	71,811
Multiplus SA	21,500	301,515
Petroleo Brasileiro SA, Preference Shares	23,700	146,146
Qualicorp SA	2,500	25,425
Telefonica Brasil SA, Preference Shares	2,500	51,061
Vale SA, Preference Shares	29,800	259,167
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,100	17,659
		2,221,060
Chile
Aguas Andinas SA, Class A	16,377	9,876
Banco Santander Chile SA	545,445	29,006
CAP SA	558	5,360
Empresas CMPC SA	43,834	107,928
		152,170
China
Agricultural Bank of China Ltd., Class H	867,000	402,889
Anhui Conch Cement Co., Ltd., Class H	60,000	196,492
Anhui Expressway Co., Ltd., Class H	58,000	35,307
Anta Sports Products Ltd.	74,000	145,246
Bank of China Ltd., Class H	407,000	194,811
Bank of Communications Co. Ltd., Class H	164,000	122,969
Beijing Capital International Airport Co. Ltd., Class H	404,000	296,517
Beijing Jingneng Clean Energy Co., Ltd., Class H	92,000	41,320
BYD Electronic International Co., Ltd.	6,500	7,733
China BlueChemical Ltd., Class H	18,000	6,392
China Cinda Asset Management Co., Ltd.	106,000	50,168
China Communications Construction Co. Ltd., Class H	579,000	444,489
China Communications Services Corp. Ltd., Class H	36,000	16,904
China Construction Bank Corp., Class H	136,000	101,469
	Shares	Value
Reference Entity — Long
China (concluded)
China Everbright Bank Co., Ltd., Class H	277,000	$135,815
China Life Insurance Co. Ltd., Class H	39,000	116,375
China Medical System Holdings, Ltd.	74,000	136,434
China Minsheng Banking Corp. Ltd., Class H	400	401
China Oilfield Services Ltd., Class H	54,000	112,862
China Railway Construction Corp. Ltd., Class H	139,000	146,033
China Railway Group Ltd., Class H	201,000	123,997
China Shenhua Energy Co. Ltd., Class H	41,500	116,969
China Vanke Co., Ltd., Class H, Class H	33,600	62,596
Datang International Power Generation Co. Ltd., Class H	242,000	126,734
Dongfeng Motor Group Co. Ltd., Class H	46,000	71,137
Greentown China Holdings Ltd.	76,500	79,606
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H, Class H	12,000	41,012
Guangzhou R&F Properties Co. Ltd., Class H	20,400	22,250
Huaneng Power International, Inc., Class H	118,000	145,074
Industrial & Commercial Bank of China Ltd., Class H	247,000	163,998
Jiangsu Expressway Co. Ltd., Class H	34,000	37,979
Longfor Properties Co. Ltd.	11,000	12,760
Ping An Insurance Group Co. of China Ltd., Class H	20,000	163,495
Shanghai Industrial Holdings, Ltd.	67,000	206,583
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	61,900	154,908
Sino-Ocean Land Holdings Ltd.	53,500	30,590
Sinopharm Group Co. Ltd., Class H	14,800	57,818
Sinotrans, Ltd., Class H	62,000	49,197
Tencent Holdings, Ltd.	30,600	491,811
Zhejiang Expressway Co. Ltd., Class H	172,000	173,438
		5,042,578
Colombia
Almacenes Exito SA	763	10,762
Cementos Argos SA	1,951	9,956
Cemex Latam Holdings SA	637	5,684
Corp. Financiera Colombiana SA	201	3,957
Ecopetrol SA	26,107	34,894
Grupo Argos SA	1,923	20,917
Grupo de Inversiones Suramericana SA	1,587	32,997
Interconexion Electrica SA	4,360	18,648
Isagen SA ESP	8,850	11,657
		149,472
Egypt
Telecom Egypt	10,596	20,447
Hong Kong
China Merchants Holdings International Co., Ltd.	6,000	18,966
China Mobile Ltd.	20,500	255,071
China Overseas Land & Investment Ltd.	180,000	522,258
China Power International Development, Ltd.	946,000	427,329
China Resources Cement Holdings Ltd.	670,000	455,599
China Resources Land Ltd.	72,000	171,254
China State Construction International Holdings Ltd.	14,000	21,643
China Travel International Inv HK	142,000	43,617
COSCO Pacific Ltd.	152,000	200,018
CSPC Pharmaceutical Group Ltd.	316,000	291,121
Franshion Properties China Ltd.	362,000	85,454
GOME Electrical Appliances Holding Ltd.	478,000	75,307

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	17

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
Hong Kong (concluded)
Hopewell Highway Infrastructure, Ltd.	266,500	$128,543
Kingboard Chemical Holdings Ltd.	133,000	262,030
KWG Property Holding Ltd.	12,500	8,680
Shenzhen International Holdings, Ltd.	36,250	57,610
Shenzhen Investment Ltd.	308,000	88,964
Shimao Property Holdings Ltd.	100,000	215,224
Sino Biopharmaceutical Ltd.	44,000	44,299
Yuexiu Property Co., Ltd.	158,000	29,140
		3,402,127
Hungary
MOL Hungarian Oil & Gas PLC	5,144	244,769
OTP Bank PLC	1,551	25,687
		270,456
Indonesia
Bank Rakyat Indonesia Persero Tbk PT	143,600	131,595
Matahari Putra Prima Tbk PT	477,100	124,223
Semen Indonesia Persero Tbk PT	56,100	73,690
Telekomunikasi Indonesia Persero Tbk PT	422,000	96,109
United Tractors Tbk PT	43,400	65,924
		491,541
Malaysia
British American Tobacco Malaysia Bhd	12,600	266,412
DiGi.Com Bhd	126,400	237,940
Lafarge Malayan Cement Bhd	800	2,549
Telekom Malaysia Bhd	52,900	115,795
YTL Power International Bhd	20,500	9,910
		632,606
Philippines
Globe Telecom, Inc.	2,210	82,980
Jollibee Foods Corp.	12,440	54,327
Philippine Long Distance Telephone Co.	295	20,627
Universal Robina Corp.	21,040	87,152
		245,086
Poland
Enea SA	1,198	5,696
PGE SA	15,842	103,940
Polskie Gornictwo Naftowe i Gazownictwo SA	32,815	49,031
Tauron Polska Energia SA	214,299	334,698
		493,365
Russia
Lukoil OAO	4,180	205,113
Lukoil OAO — ADR	98	4,804
Magnit OJSC — GDR	1,602	107,525
MMC Norilsk Nickel	571	106,217
Mobile Telesystems — ADR	2,879	41,170
Moscow Exchange MICEX-RTS OAO	7,757	10,482
Severstal OAO	102	1,083
Sistema JSFC	69,300	25,678
Sistema JSFC — GDR	150	1,215
Tatneft OAO	17,877	106,282
Tatneft OAO, ADR	218	7,792
		617,361
Singapore
CapitaLand Ltd.	10,000	24,689
	Shares	Value
Reference Entity — Long
South Africa
Bidvest Group Ltd.	177	$4,871
Clicks Group, Ltd.	4,761	32,417
Coronation Fund Managers Ltd.	1,412	12,226
FirstRand Ltd.	63,192	270,672
Investec Ltd.	1,246	11,369
Kumba Iron Ore Ltd.	2,985	74,906
Life Healthcare Group Holdings Ltd.	5,858	22,153
Mediclinic International Ltd.	26,265	234,806
MMI Holdings Ltd.	8,543	21,837
MTN Group Ltd.	10,670	236,266
Naspers Ltd., Class N	184	22,950
Netcare Ltd.	119,609	361,863
Sanlam Ltd.	6,535	41,295
Sibanye Gold, Ltd.	15,925	30,006
Truworths International Ltd.	11,553	79,176
Vodacom Group Ltd.	12,971	157,485
		1,614,298
South Korea
AfreecaTV Co., Ltd.	330	9,057
Amorepacific Corp.	138	296,319
Amorepacific Group	166	183,664
Cell Biotech Co., Ltd.	1,517	80,901
Doosan Infracore Co., Ltd.	10,285	104,089
GS Home Shopping, Inc.	92	18,553
Hanwha Corp.	4,413	113,072
Hyosung Corp.	347	20,603
Hyundai Engineering & Construction Co., Ltd.	1,069	48,513
Hyundai Mobis	321	75,103
Hyundai Steel Co.	2,047	130,463
Industrial Bank of Korea	8,556	125,117
Kangwon Land, Inc.	12,221	399,631
KGMobilians Co., Ltd.	1,300	15,757
Kia Motors Corp.	6,319	306,929
Korea Electric Power Corp.	1,690	74,184
Korea Line Corp.	2,883	80,488
Korea Zinc Co., Ltd.	82	30,881
KT Skylife Co., Ltd.	5,728	104,154
KT Submarine Co., Ltd.	17,500	113,730
LG Corp.	711	42,305
LG Innotek Co., Ltd.	234	18,450
LOTTE Food Co., Ltd.	140	86,982
LS Corp.	311	17,414
Medy-Tox, Inc.	690	160,757
NAVER Corp.	58	41,042
Poongsan Corp.	1,410	34,887
POSCO	432	124,778
Posco ICT Co., Ltd.	1	6
Samsung C&T Corp.	962	65,076
Samsung Electronics Co., Ltd.	554	646,043
Shinhan Financial Group Co., Ltd.	2,450	115,311
SK C&C Co., Ltd.	425	96,445
SK Chemicals Co., Ltd.	989	56,418
SK Networks Co., Ltd.	21,385	219,391
SK Telecom Co., Ltd.	72	18,043
SKC Co., Ltd.	1,954	50,204
SundayToz Corp.	9,330	175,642
Sungwoo Hitech Co., Ltd.	9,348	134,752
Woori Finance Holdings Co., Ltd.	3,211	35,754
Yuhan Corp.	47	7,770
		4,478,678

See Notes to Consolidated Financial Statements.

18	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Long
Taiwan
Asia Cement Corp.	201,960	$260,720
Chicony Electronics Co., Ltd.	133,085	383,250
Chimei Materials Technology Corp.	33,600	36,849
China Steel Chemical Corp.	3,000	16,341
CTCI Corp.	57,000	93,187
Delta Electronics, Inc.	47,000	281,962
Elan Microelectronics Corp.	50,000	79,388
Everlight Electronics Co., Ltd.	6,000	11,384
Far Eastern Department Stores Ltd.	86,077	77,831
Formosa Taffeta Co., Ltd.	74,000	74,821
Fubon Financial Holding Co., Ltd.	27,000	45,709
Hon Hai Precision Industry Co., Ltd.	45,200	143,058
Hon Hai Precision Industry Co., Ltd. — GDR	1,078	6,808
Innolux Corp.	181,311	82,858
King Yuan Electronics Co., Ltd.	289,000	228,959
Largan Precision Co., Ltd.	1,000	70,249
Novatek Microelectronics Corp.	7,000	36,232
PChome Online, Inc.	5,222	52,983
President Chain Store Corp.	7,000	52,438
Realtek Semiconductor Corp.	33,000	109,385
Sigurd Microelectronics Corp.	73,000	69,871
Siliconware Precision Industries Co.	101,000	144,078
Sitronix Technology Corp.	52,000	125,731
Taiwan Cement Corp.	240,000	367,137
Taiwan Semiconductor Manufacturing Co. Ltd.	49,000	212,409
Unity Opto Technology Co., Ltd.	34,000	30,042
Win Semiconductors Corp.	82,000	73,983
Winbond Electronics Corp.	61,000	19,571
Wistron Corp.	345,000	362,462
Wistron NeWeb Corp.	121,380	273,684
Yuanta Financial Holding Co., Ltd.	187,250	94,323
		3,917,703
Thailand
BTS Group Holdings PCL	176,200	55,722
Central Pattana PCL	23,700	35,110
Jasmine International PCL, Foreign Registered Shares	175,200	40,075
Land & Houses PCL, Foreign Registered Shares	79,200	24,560
Nawarat Patanakarn PCL	6,576	416
PTT Exploration & Production PCL, Foreign Registered Shares	74,600	335,551
PTT PCL	18,800	212,416
Quality Houses PCL, Foreign Registered Shares	191,600	25,296
Samart Corp. PCL, Foreign Registered Shares	97,800	99,091
Thai Union Frozen Products PCL, Foreign Registered Shares	114,200	261,219
		1,089,456
Turkey
Enka Insaat ve Sanayi AS	57,018	137,973
Goodyear Lastikleri TAS	796	33,903
Haci Omer Sabanci Holding AS	58,621	267,421
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	19,628	21,893
Pegasus Hava Tasimaciligi AS	2,716	34,922
TAV Havalimanlari Holding AS	24,297	203,829
Tekfen Holding	17,725	44,569
Tofas Turk Otomobil Fabrikasi AS	19,559	122,719
Turk Hava Yollari	953	3,123
Turk Telekomunikasyon AS	107,147	307,781
		1,178,133
	Shares	Value
Reference Entity — Long
United Arab Emirates
Emaar Properties PJSC	11,503	$32,068
United Kingdom
BHP Billiton PLC	2,764	71,215
British American Tobacco PLC	5,257	297,833
Old Mutual PLC	40,129	124,557
		493,605
Total Reference Entity — Long		26,566,899

Reference Entity — Short
Brazil
Aliansce Shopping Centers SA	(1,700)	(12,486)
BB Seguridade Participacoes SA	(14,000)	(186,787)
CCR SA	(1,800)	(13,402)
Cia Hering	(24,700)	(249,203)
Duratex SA	(7,810)	(28,052)
Equatorial Energia SA	(1,100)	(11,222)
Lojas Renner SA	(2,700)	(80,851)
Mills Estruturas e Servicos de Engenharia SA	(300)	(1,955)
Smiles SA	(4,700)	(81,182)
Suzano Papel e Celulose SA, Preference ‘A’ Shares, Preference ‘A’ Shares	(69,700)	(294,226)
		(959,366)
China
AAC Technologies Holdings, Inc.	(1,000)	(5,999)
Aluminum Corp. of China Ltd., Class H	(428,000)	(190,521)
AviChina Industry & Technology Co., Ltd., Class H	(56,000)	(42,656)
Biostime International Holdings, Ltd.	(37,000)	(83,779)
Byd Co., Ltd.	(18,000)	(114,349)
China Coal Energy Co., Ltd.	(839,000)	(513,982)
China Conch Venture Holdings, Ltd.	(35,000)	(73,274)
China COSCO Holdings Co., Ltd., Class H	(977,500)	(438,951)
China Eastern Airlines Corp., Ltd., Class H, Class H	(106,000)	(40,358)
China Longyuan Power Group Corp., Class H	(5,000)	(5,332)
China Shanshui Cement Group, Ltd.	(336,000)	(124,091)
China Shipping Container Lines Co., Ltd., Class H	(1,818,000)	(518,486)
China Shipping Development Co., Ltd., Class H	(130,000)	(85,566)
China Southern Airlines Co., Ltd., Class H, Class H	(136,000)	(47,754)
China Tian Lun Gas Holdings, Ltd.	(27,000)	(31,056)
CSR Corp., Ltd., Class H, Class H	(47,000)	(47,817)
Dongfang Electric Corp., Ltd., Class H	(73,600)	(124,537)
First Tractor Co., Ltd., Class H, Class H	(404,000)	(258,684)
Golden Eagle Retail Group, Ltd.	(15,000)	(18,389)
Haitian International Holdings, Ltd.	(29,000)	(62,207)
Hengan International Group Co., Ltd.	(21,500)	(226,626)
Hilong Holding, Ltd.	(647,000)	(210,231)
Lenovo Group, Ltd.	(34,000)	(50,116)
Maanshan Iron & Steel Co., Ltd., Class H	(182,000)	(47,456)
Sinopec Shanghai Petrochemical Co., Ltd., Class H	(26,000)	(8,061)
SOHO China, Ltd.	(32,000)	(23,482)
Sunac China Holdings, Ltd.	(14,000)	(12,122)
Sunny Optical Technology Group Co., Ltd.	(93,000)	(150,494)
Uni-President China Holdings, Ltd.	(95,000)	(87,832)
Want Want China Holdings, Ltd.	(25,000)	(34,139)

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	19

Consolidated Schedule of Investments (continued)
	Shares	Value
Reference Entity — Short
China (concluded)
Weichai Power Co., Ltd., Class H	(4,000)	$(15,355)
Yanzhou Coal Mining Co., Ltd., Class H	(164,000)	(138,677)
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	(20,800)	(10,006)
		(3,842,385)
Hong Kong
Alibaba Pictures Group, Ltd.	(910,000)	(188,920)
Beijing Enterprises Water Group Ltd.	(432,000)	(309,310)
China Agri-Industries Holdings Ltd.	(101,000)	(38,586)
China Everbright International, Ltd.	(1,000)	(1,381)
China High Speed Transmission Equipment Group Co., Ltd.	(121,000)	(95,385)
China Mengniu Dairy Co., Ltd.	(108,000)	(477,058)
Far East Horizon, Ltd.	(22,000)	(20,461)
GCL-Poly Energy Holdings Ltd.	(264,000)	(88,974)
Kunlun Energy Co., Ltd.	(80,000)	(106,193)
		(1,326,268)
Indonesia
Charoen Pokphand Indonesia Tbk PT	(55,700)	(19,371)
Tower Bersama Infrastructure Tbk PT	(201,400)	(148,321)
XL Axiata Tbk PT	(64,700)	(29,579)
		(197,271)
Malaysia
Genting Malaysia BHD	(33,400)	(43,679)
Petronas Dagangan BHD	(22,400)	(138,925)
		(182,604)
Malta
Brait SE	(70,355)	(528,836)
Mexico
Minera Frisco SAB de CV, Series A-1	(54,300)	(96,614)
Poland
Eurocash SA	(855)	(8,406)
Jastrzebska Spolka Weglowa SA	(798)	(6,858)
		(15,264)
South Africa
Aspen Pharmacare Holdings, Ltd.	(5,316)	(189,920)
Discovery Holdings Ltd.	(3,170)	(28,864)
Remgro Ltd.	(13,306)	(305,533)
RMB Holdings, Ltd.	(4,073)	(22,631)
		(546,948)
	Shares	Value
Reference Entity — Short
South Korea
Actoz Soft Co., Ltd.	(879)	$(25,973)
CJ Korea Express Co., Ltd.	(1,161)	(209,694)
CrucialTec Co., Ltd.	(6,092)	(59,575)
Daewoo Engineering & Construction Co., Ltd.	(5,240)	(32,129)
Doosan Heavy Industries & Construction Co., Ltd.	(2,330)	(51,197)
Eo Technics Co., Ltd.	(2,262)	(233,916)
Hyundai Heavy Industries Co., Ltd.	(539)	(50,080)
Hyundai Marine & Fire Insurance Co., Ltd.	(870)	(22,977)
Kolao Holdings	(12,528)	(192,559)
NHN Entertainment Corp.	(1,347)	(104,866)
OCI Co., Ltd.	(1,350)	(116,528)
Orion Corp/Republic of Korea	(148)	(114,074)
S-Oil Corp.	(3,109)	(118,109)
Samsung Electro-Mechanics Co., Ltd.	(3,717)	(169,518)
Samsung Fine Chemicals Co., Ltd.	(190)	(5,297)
Samsung SDI Co., Ltd.	(1,864)	(219,804)
Shinsegae Co., Ltd.	(71)	(13,171)
		(1,739,467)
Taiwan
China Airlines Ltd.	(572,000)	(223,936)
Eclat Textile Co., Ltd.	(25,440)	(242,677)
Epistar Corp.	(3,000)	(5,425)
Hermes Microvision, Inc.	(2,000)	(94,048)
Hiwin Technologies Corp.	(16,480)	(130,383)
HTC Corp.	(6,000)	(26,567)
Ruentex Industries, Ltd.	(97,000)	(207,365)
ScinoPharm Taiwan, Ltd.	(2,000)	(4,051)
Tripod Technology Corp.	(20,000)	(37,436)
Yang Ming Marine Transport Corp.	(666,000)	(304,880)
		(1,276,768)
Thailand
Banpu PCL	(157,600)	(136,697)
CP ALL PCL	(716,500)	(1,000,944)
Home Product Center PCL	(82,767)	(23,633)
		(1,161,274)
Turkey
BIM Birlesik Magazalar	(19,358)	(442,219)
Total Reference Entity — Short		(12,315,284)
Net Value of Reference Entity — UBS AG		$14,251,615

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Consolidated Financial Statements.

20	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Schedule of Investments (concluded)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Foreign Agency Obligations	—	$8,436,964	—	$8,436,964
Foreign Government Obligations	—	17,899,512	—	17,899,512
Investment Companies	$3,244,064	—	—	3,244,064
Short-Term Securities	24,500,331	—	—	24,500,331
Total	$27,744,395	$26,336,476	—	$54,080,871

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity Contracts	$75,371	$1,638,170	—	$1,713,541
[1]	Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation of the investment.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,902			$8,902
Cash pledged for financial futures contracts	69,000	—	—	69,000
Foreign currency at value	8,310	—	—	8,310
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,341,842)	—	(1,341,842)
Total	$86,212	$(1,341,842)	—	$(1,255,630)

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	21

Consolidated Statement of Assets and Liabilities
October 31, 2014
Assets
Investments at value — unaffiliated (cost — $26,627,118)	$26,336,476
Investments at value — affiliated (cost — $27,708,869)	27,744,395
Unrealized appreciation on OTC swaps	1,638,170
Cash	8,902
Cash pledged for financial futures contracts	69,000
Interest receivable	278,549
Variation margin receivable on financial futures contracts	43,623
Foreign currency at value (cost — $8,420)	8,310
Capital shares sold receivable	909
Prepaid expenses	21,340
Total assets	56,149,674

Liabilities
Cash received as collateral for OTC derivatives	1,341,842
Swaps payable	17,241
Investments purchased payable	9,527
Investment advisory fees payable	9,343
Administration fees payable	3,386
Service and distribution fees payable	2,045
Officer’s and Trustees’ fees payable	892
Other accrued expenses payable	106,418
Total liabilities	1,490,694
Net Assets	$54,658,980

Net Assets Consist of
Paid-in capital	$54,160,952
Undistributed net investment income	262,368
Accumulated net realized loss	(1,222,655)
Net unrealized appreciation/depreciation	1,458,315
Net Assets	$54,658,980

Net Asset Value
Institutional — Based on net assets of $51,670,703 and 5,251,185 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.84
Investor A — Based on net assets of $698,414 and 71,216 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.81
Investor C — Based on net assets of $2,289,863 and 235,341 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.73

See Notes to Consolidated Financial Statements.

22	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Statement of Operations
Year Ended October 31, 2014
Investment Income
Interest	$947,136
Dividends — affiliated	42,093
Total income	989,229

Expenses
Investment advisory	505,790
Offering	122,933
Professional	150,180
Administration	37,934
Administration — Institutional	12,232
Administration — Investor A	95
Administration — Investor C	318
Service — Investor A	944
Service and distribution — Investor C	12,547
Transfer agent — Institutional	1,341
Transfer agent — Investor A	786
Transfer agent — Investor C	2,217
Printing	36,215
Registration	23,235
Custodian	9,327
Officer and Trustees	4,961
Miscellaneous	114,586
Total expenses	1,035,641
Less fees waived by Manager	(296,879)
Less administration fees waived — Institutional	(12,232)
Less administration fees waived — Investor A	(95)
Less administration fees waived — Investor C	(285)
Less transfer agent fees waived and/or reimbursed — Institutional	(1,340)
Less transfer agent fees waived and/or reimbursed — Investor A	(778)
Less transfer agent fees waived and/or reimbursed — Investor C	(2,076)
Total expenses after fees waived and/or reimbursed	721,956
Net investment income	267,273

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(405,986)
Investments — affiliated	516,054
Financial futures contracts	337,964
Foreign currency transactions	(1,553)
Swaps	147,431
593,910
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,148,194
Investments — affiliated	(185,208)
Financial futures contracts	75,371
Foreign currency translations	(110)
Swaps	260,744
1,298,991
Total realized and unrealized gain	1,892,901
Net Increase in Net Assets Resulting from Operations	$2,160,174

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	23

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended October 31, 2014	Period May 16, 2013[1] to October 31, 2013
Operations
Net investment income	$267,273	$224,384
Net realized gain (loss)	593,910	(1,817,502)
Net change in unrealized appreciation/depreciation	1,298,991	159,324
Net increase (decrease) in net assets resulting from operations	2,160,174	(1,433,794)

Distributions to Shareholders From[2]
Net investment income:
Institutional	(418,234)	—
Investor A	(1,158)	—
Investor C	(613)	—
Decrease in net assets resulting from distributions to shareholders	(420,005)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,244,374	50,108,231

Net Assets
Total increase in net assets	5,984,543	48,674,437
Beginning of year	48,674,437	—
End of year	$54,658,980	$48,674,437
Undistributed net investment income, end of year	$262,368	$293,720
[1]	Commencement of operations.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

24	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Financial Highlights
	Institutional
	Year Ended October 31, 2014	Period May 16, 2013[1] to October 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.53	$10.00
Net investment income[2]	0.05	0.05
Net realized and unrealized gain (loss)	0.34	(0.52)
Net increase (decrease) from investment operations	0.39	(0.47)
Distributions from net investment income[3]	(0.08)	—
Net asset value, end of period	$9.84	$9.53

Total Return[4]
Based on net asset value	4.18%	(4.70)%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.01%	1.92%	[7,8]
Total expenses after fees waived and/or reimbursed	1.40%	1.40%	[7]
Net investment income	0.56%	1.08%	[7]

Supplemental Data
Net assets, end of period (000)	$51,671	$48,532
Portfolio turnover rate[9]	37%	12%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%.
[7]	Annualized.
[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.97%.
[9]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	25

Consolidated Financial Highlights (continued)
	Investor A
	Year Ended October 31, 2014	Period May 16, 2013[1] to October 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.52	$10.00
Net investment income[2]	0.02	0.04
Net realized and unrealized gain (loss)	0.35	(0.52)
Net increase (decrease) from investment operations	0.37	(0.48)
Distributions from net investment income[3]	(0.08)	—
Net asset value, end of period	$9.81	$9.52

Total Return[4]
Based on net asset value	3.90%	(4.80)%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.54%	2.63%	[7,8]
Total expenses after fees waived and/or reimbursed	1.65%	1.65%	[7]
Net investment income	0.23%	0.82%	[7]

Supplemental Data
Net assets, end of period (000)	$698	$71
Portfolio turnover rate[9]	37%	12%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%.
[7]	Annualized.
[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.66%.
[9]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

26	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Consolidated Financial Highlights (concluded)

	Investor C
	Year Ended October 31, 2014	Period May 16, 2013[1] to October 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.49	$10.00
Net investment income (loss)[2]	(0.05)	0.00	[3]
Net realized and unrealized gain (loss)	0.34	(0.51)
Net increase (decrease) from investment operations	0.29	(0.51)
Distributions from net investment income[4]	(0.05)	—
Net asset value, end of period	$9.73	$9.49

Total Return[5]
Based on net asset value	3.14%	(5.10)%	[6]

Ratios to Average Net Assets[7]
Total expenses	3.25%	3.43%	[8,9]
Total expenses after fees waived and/or reimbursed	2.40%	2.40%	[8]
Net investment income (loss)	(0.57)%	0.06%	[8]

Supplemental Data
Net assets, end of period (000)	$2,290	$71
Portfolio turnover rate[10]	37%	12%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%.
[8]	Annualized.
[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.47%.
[10]	Excludes investments underlying the total return swaps.

See Notes to Consolidated Financial Statements.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	27

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Blackrock Emerging Market Allocation Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended October 31, 2014, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

28	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the- counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	29

Notes to Consolidated Financial Statements (continued)

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that

30	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to securities (both long and short) or markets without owning such securities or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (dividends or interest plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments.

The Fund will pay an amount equal to any depreciation on a long position and appreciation on a short position including dividends from such positions. Conversely, the Fund will receive any appreciation on a long position and any depreciation on a short position including dividend from such positions. In addition, the Fund will also pay or receive a variable rate of interest based on the underlying benchmark rate plus or minus a spread (“financing fees”). The benchmark and spread are determined based upon the country and/or currency of each individual underlying position. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying basket of equity securities and financing fees. The agreement allows the Manager to change the composition of the basket of securities by trading in and out of the underlying equity positions at its discretion. The resulting gains or losses are recorded in the Consolidated Statement of Operations. Certain swaps have no stated expiration and can be terminated by either party at any time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2014
	Value

	Consolidated Statement of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation on OTC swaps; Net unrealized depreciation on financial futures contracts[1]	$1,713,541

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended October 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation on
Equity contracts:
Financial futures contracts	$337,964	$75,371
Swaps	147,431	260,744
Total	$485,395	$336,115

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	97
Average notional value of contracts purchased	$1,475,523
Total return swaps:
Average number of contracts	3
Average notional value	$26,856,641
BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	31

Notes to Consolidated Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

32	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

At October 31, 2014 the Fund’s derivative assets (by type) are as follows:

Assets
Derivative Financial Instruments:
Financial futures contracts	$43,623
Swaps — OTC[1]	1,638,170
Total derivative assets in the Consolidated Statement of Assets and Liabilities	1,681,793
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(43,623)
Total derivative assets subject to an MNA	$1,638,170
[1]	Includes unrealized appreciation/depreciation on OTC swap and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Goldman Sachs & Co	$1,310,439	—	—	$900,000	$410,439
UBS AG	327,731	—	—	327,731	—
Total‘	$1,638,170	—	—	$1,227,731	$410,439
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94%
$3 Billion — $5 Billion	0.90%
$5 Billion — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. The Manager has contractually agreed to waive its advisory fees on assets estimated to be attributed to investments in other equity and fixed income Mutual Funds managed by the Manager or its affiliates, if any. For the year ended October 31, 2014, the Fund waived $20,341, which is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager, with respect to the Fund, entered into separate sub-advisory agreements with BlackRock Fund Advisors, BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), each an affiliate of the Manager. The Manager pays the Sub-Advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. The sub-advisory agreement with BlackRock Fund Advisors was terminated effective July 1, 2014.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	33

Notes to Consolidated Financial Statements (continued)

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager and State Street Bank and Trust Company as co-administrators (together, the “Administrators”) to provide administrative services (other than investment advice and related portfolio activities). The Administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million — $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

In addition, the Administrators may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived — class specific in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Expense Limitation
Institutional	1.40%
Investor A	1.65%
Investor C	2.40%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2015 unless approved by the Board, including a majority of the independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.

These amounts are included in fees waived by Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, in the Consolidated Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve

34	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On October 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2015	2016
Fund level	$88,195	$276,538
Institutional	$5,354	$13,572
Investor A	$103	$873
Investor C	$92	$2,361

For the year ended October 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $343.

For the year ended October 31, 2014, affiliates received CDSC of $48 for the Fund’s Investor C Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

5. Purchases and Sales:

For the year ended October 31, 2014, purchases and sales of investments, excluding short-term securities, were $10,730,200 and $9,761,126, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the year ended October 31, 2014 and the period ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2014 the following permanent differences attributable to foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(122,933)
Accumulated net investment	$121,380
Accumulated net realized loss	$1,553

The tax character of distributions paid was as follows:

	10/31/14	10/31/13

Ordinary income	$420,005	—
Total	$420,005	—
BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	35

Notes to Consolidated Financial Statements (continued)

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$262,386
Capital loss carryforwards	(504,509)
Net unrealized gains[1]	740,151
Total	$498,028

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of October 31, 2014, the Fund had a capital loss carryforward of $504,509 available to offset future realized capital gains. This capital loss carryforward has no expiration date.

As of October 31, 2014 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$55,037,860
Gross unrealized appreciation	$90,206
Gross unrealized depreciation	(1,047,195)
Net unrealized depreciation	$(956,989)

7. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended October 31, 2014.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

36	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

As of October 31, 2014, the Fund had the following industry classifications:

	Percent of Total Investments[1]
Industry	Long	Short	Total
Metals & Mining	6%	—	6%
Oil, Gas & Consumable Fuels	4	1%	5
Banks	5	—	5
Technology Hardware & Equipment	4	—	4
Capital Goods	4	—	4
Diversified Financial Services	3	1	4
Energy	3	—	3
Utilities	3	—	3
Telecommunication Services	3	—	3
Food, Beverage & Tobacco	3	—	3
Semiconductors & Semiconductor Equipment	3	1	4
Transportation	2	—	2
Real Estate Management & Development	2	—	2
Marine	—	2	2
Food Staples & Retailing	—	2	2
Other	32 [2]	16 [3]	48
Total	77%	23%	100%

[1]	Total investments include the gross national values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
[2]	Consists of Foreign Government Obligations (16%). Investment Companies (3%) with the remainder consisting of other industries that were each 1% or less of total investments (13%).
[3]	All other industries held were each 1% or less of total investments.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2014		Period May 16, 2013[3] to October 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	203,220	$1,975,469	5,093,195	$49,966,220
Shares issued in reinvestment of distributions	235	2,148	—	—
Shares redeemed	(45,465)	(441,872)	—	—
Net increase	157,990	$1,535,745	5,093,195	$49,966,220

Investor A
Shares sold	133,990	$1,250,374	7,442	$70,356
Shares issued in reinvestment of distributions	106	969	—	—
Shares redeemed	(70,299)	(648,259)	(23)	(208)
Net increase	63,797	$603,084	7,419	$70,148

Investor C
Shares sold	228,616	$2,113,145	7,647	$72,867
Shares issued in reinvestment of distributions	52	473	—	—
Shares redeemed	(859)	(8,073)	(115)	(1,004)
Net increase	227,809	$2,105,545	7,532	$71,863
Total Net Increase	449,596	$4,244,374	5,108,146	$50,108,231

[3]	Commencement of operations.
BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	37

Notes to Consolidated Financial Statements (concluded)

At October 31, 2014, the following shares of the Fund were owned by affiliates:

Institutional	5,091,436
Investor A	2,500
Investor C	2,500

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Fund, can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement.

38	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Market Allocation Portfolio and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Emerging Market Allocation Portfolio and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2014, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Emerging Market Allocation Portfolio and Subsidiary as of October 31, 2014, the consolidated results of their operations, the consolidated changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2014

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Emerging Market Allocation Portfolio (the “Fund”), a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Board also determined at the May Meeting that it was appropriate to terminate the sub-advisory agreement between the Manager and BlackRock Fund Advisors with respect to the Fund effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third

40	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: BlackRock’s management organization; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the since-inception period reported, the Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the since-inception period. The Board was informed that, among other things, the second half of 2013 was a period of very generic risk-on in emerging markets, meaning simple market exposure was a source of return for many competitors. The Fund does not primarily aim to outperform during such periods, as it is set up to weather emerging market volatility and to produce attractive returns over time while controlling downside risk.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to

42	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	43

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]

Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None

Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007
President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 153 Portfolios	None

David O. Beim 1940	Trustee	Since 2007
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 153 Portfolios	None

Frank J. Fabozzi 1948	Trustee	Since 2014
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				112 RICs consisting of 232 Portfolios	None

Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 1939	Trustee	Since 2007
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.
				33 RICs consisting of 153 Portfolios	None

Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Trustee	Since 2007
Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
44	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Officers and Trustees (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007
Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3] Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				141 RICs consisting of 329 Portfolios	None

[4] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	45

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 1958	Vice President	Since 2009
Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Portfolio and Jennifer McGovern became a Vice President of the Portfolio.

Investment Advisor and	Sub-Advisors	Transfer Agent	Distributor
Co-Administrator	BlackRock International Limited	BNY Mellon Investment	BlackRock Investments, LLC
BlackRock Advisors, LLC	Edinburgh, EH3 8BL	Servicing (US) Inc.	New York, NY 10022
Wilmington, DE 19809	United Kingdom	Wilmington, DE 19809
Legal Counsel
Accounting Agent, Custodian	BlackRock Asset Management	Independent Registered	Sidley Austin LLP
and Co-Administrator	North Asia Limited	Public Accounting Firm	New York, NY 10019
State Street Bank and Trust Company	Hong Kong, China	Deloitte & Touche LLP
Boston, MA 02110		Boston, MA 02116	Address of the Fund
	BlackRock (Singapore) Limited		100 Bellevue Parkway
	079912 Singapore		Wilmington, DE 19809

46	BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at
http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com; and for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EMERGING MARKET ALLOCATION PORTFOLIO	OCTOBER 31, 2014	47

The report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-10/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Allocation Portfolio	$59,464	$58,000	$0	$0	$15,350	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

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The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Allocation Portfolio	$15,350	$15,400
Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

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Item 6 –

Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: January 2, 2015

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